                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934

                          Date of Report: May 15, 2001

                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                             (Issuer of securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
             (Exact name of registrant as specified in its charter)

         United States                333-32263                 22-2382028
----------------------------   ------------------------  -----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                           Identification No.)


             802 Delaware Avenue, Wilmington, Delaware       19801
             -----------------------------------------     ----------
             (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code:  (302) 575-5000


                            THE CHASE MANHATTAN BANK
             (Exact name of registrant as specified in its charter)

         New York                     333-32236                 13-4994650
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

               270 Park Avenue, New York, New York        10017
             ----------------------------------------   ----------
             (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:

         Chase Manhattan RV Owner Trust 1997-A is the issuer of 10 classes of Asset Backed Notes and one class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of October 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as a seller, The Chase Manhattan Bank, as seller, and The CIT Group/Sales Financing, Inc., as servicer.

         On May 15, 2001, CIT, as servicer, distributed monthly interest to the holders of the notes and certificates. CIT furnished a copy of monthly reports for each class of notes and certificates as required by the Sale and Servicing Agreement. Copies of the monthly reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

              Exhibits   Description
              --------   -----------

              20.1 Monthly Report with respect to the May 15, 2001 distribution

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 25, 2001

                                            THE CIT GROUP/SALES FINANCING, INC.,
                                            as Servicer



                                            By:  /s/ Gilmar Rodrigues
                                                ---------------------
                                            Name: Gilmar Rodrigues
                                            Title: Vice President

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       -----------
20.1              Monthly Report with respect to the May 15, 2001 distribution